                                                                    EXHIBIT 23.2

                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 11, 2002 included in Radiologix, Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


                                                  /s/ ARTHUR ANDERSEN LLP

Dallas, Texas

March 29, 2002